UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant: [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                 by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    ss.240.14a-11(c) or ss.240.14a-12

                        Commission File Number: 333-11625
                           --------------------------
                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                     94-3240473
           --------                                     ----------
(State or other Jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

         50 California Street
         Suite 2020
         San Francisco, California                           94111
         -------------------------                           -----
      (Address of principal executive office)             (zip code)

                                 (415) 288-9575
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.: (3) Filing Party:
        (4) Date Filed:

                                [GRAPHIC OMITTED]



                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST



                            NOTICE OF ANNUAL MEETING,
                            PROXY STATEMENT AND PROXY

                                       FOR

                       2003 ANNUAL MEETING OF SHAREHOLDERS

                          YEAR ENDING DECEMBER 31, 2002


                                  JUNE 27, 2003


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
                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
--------------------------------------------------------------------------------
       50 California Street, Suite 2020 o San Francisco o California 94111
                       o 415/288-9575 o Fax: 415/288-9590



                                  May 19, 2003



Dear Fellow Shareholders:


RE:      Annual Meeting of Shareholders - Request for Proxies
         ----------------------------------------------------

You are cordially invited to attend the 2003 Annual Meeting of shareholders of Capital Alliance Income Trust Ltd. (the "Corporation") which is scheduled for 10:00 a.m., June 27, 2003 and is to be held in the Corporation's offices at 50 California Street, Suite 2020, San Francisco, California, 94111. Enclosed is a Notice to Shareholders of Annual Meeting, a Proxy Statement describing the business to be transacted, a form of proxy for your use in voting at the meeting, and the Corporation's Annual Report.

At the Annual Meeting you will be asked (i) to elect two Class I Directors of the Corporation; (ii) to approve an Amendment of the Certificate of Incorporation to increase the Corporation's authorized common and preferred capital by increasing the number of authorized common and preferred shares;
(iii) to approve the selection of Novogradac & Company LLP as the independent auditors for the Corporation for the year 2003, and (iv) to act on such other business as may properly come before the meeting or any adjournment thereof.


                             YOUR VOTE IS IMPORTANT

It is important that you complete, date, sign and promptly return your proxy in the enclosed envelope, whether or not you plan to attend the meeting. If you attend the meeting and wish to withdraw your proxy, you may vote in person and your proxy will be withdrawn.



Your prompt response would be most appreciated.

                                         Very truly yours,



                                         Thomas B. Swartz
                                         Chairman and Chief Executive Officer

                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A Real Estate Investment Trust
                             A Delaware Corporation
--------------------------------------------------------------------------------

                            NOTICE TO SHAREHOLDERS OF
                   ANNUAL MEETING TO BE HELD ON JUNE 27, 2003

PLEASE TAKE NOTICE that the 2003 Annual Meeting of shareholders ("Annual Meeting") of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation (the "Corporation"), will be held on June 27, 2003 at 10:00 a.m., local time, at 50 California Street, Suite 2020, San Francisco, California 94111, to consider and vote on the following matters:

1. Election of two Class I Directors of the Corporation to serve until the third annual meeting of the Corporation's shareholders following their election and until the election and qualification of their respective successors;

2. Amendment of the Certificate of Incorporation to increase the Corporation's authorized common and preferred capital by increasing the number of authorized common and preferred shares;

3. Approval of the selection by the Board of Directors of Novogradac & Company LLP to be appointed as independent auditors of the Corporation for the year ending December 31, 2003;

4. Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Corporation's Annual Report to Shareholders for the year ended December 31, 2002 accompanies this notice.

Only shareholders of record at the close of business on April 8, 2003, the record date of the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. A majority of the outstanding shares of the Corporation entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. Whether or not you plan to be present, please complete, date, sign and return the enclosed proxy.

You may revoke your proxy at any time before it is voted by filing with the Corporation a written revocation or a duly executed proxy bearing a later date. If you are present at the Annual Meeting and vote in person, your proxy will not be used.

We look forward to seeing you at the Annual Meeting.

BY ORDER OF THE CORPORATION,

Jennifer S. Austin, Corporate Secretary

San Francisco, California
May 19, 2003

WHETHER OF NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                                Table of Contents
                     _______________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING.................................1
    General....................................................................1
    Voting Rights and Outstanding shares.......................................1
    Revocability of Proxies....................................................2

GENERAL TRUST INFORMATION......................................................2
    Management.................................................................2
    Board Committees...........................................................3
    Board and Committee Meetings...............................................3
    Executive Officers.........................................................4
    Stock Holdings of Principal Stockholders, Directors and Management.........5
    Compensation of Directors..................................................6
    Executive Compensation.....................................................6
    Certain Relationships and Related Transactions.............................6

PROPOSAL ONE
ELECTION OF DIRECTORS.........................................................10
    General...................................................................10
    Nominees for Election as Class I Directors for Term Expiring in 2006......10
    Directors Continuing In Office............................................11

PROPOSAL TWO
   AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
   AUTHORIZED COMMON AND PREFERRED CAPITAL....................................11

PROPOSAL THREE
   APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT.....................13

STOCKHOLDER PROPOSALS AND NOMINATIONS.........................................13

MISCELLANEOUS.................................................................14

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934...................14

AUDIT COMMITTEE REPORT........................................................15

INCORPORATION OF INFORMATION BY REFERENCE.....................................15

OTHER BUSINESS................................................................16

APPENDIX "A"..................................................................17
   AUDIT COMMITTEE CHARTER....................................................17

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                                       iv

                       Capital Alliance Income Trust Ltd.,
                         A Real Estate Investment Trust
                             A Delaware Corporation
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy (the "Proxy") is being solicited from the stockholders of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation (the "Corporation"), on behalf of the Corporation's Board of Directors (the "Board") for use at the Annual Meeting of the Corporation's shareholders to be held at the Corporation's offices, 50 California Street, Suite 2020, San Francisco, California 94111 at 10:00 a.m., local time, on June 27, 2003, and at any postponements or adjournments thereof (the "Annual Meeting") for the purposes set forth herein. The Corporation's principal executive offices are located at 50 California Street, Suite 2020, San Francisco, California 94111.

        The Corporation's 2003 Annual Report, including the Corporation's 2002 Annual Report on Form 10-KSB and audited financial statements for calendar year 2002 are being forwarded to each shareholder of record as of April 8, 2003, together with this Proxy Statement.

        The Corporation is mailing this Proxy Statement, the accompanying Notice To Shareholders of Annual Meeting and the Proxy on or about May 19, 2003 to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

        The cost of this solicitation of proxies will be borne by the Corporation. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of Capital Alliance Advisors, Inc., the Corporation's manager (the "Manager") may, in a limited number of instances, solicit proxies personally or by telephone. The Corporation will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of stock.

Voting Rights and Outstanding Shares

        Only shareholders of record at the close of business on April 8, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote 423,219 shares of the Corporation's Common Stock, par value $.01 per share ("Common Stock") and 210,644 shares of the Corporation's Series "A" Preferred Stock, par value $.01 per share ("Series "A" Preferred Stock") (individually, "Stock", and collectively, the "Stock").

        The Corporation holds as treasury stock 71,942 shares of Common Stock and 3,176 shares of Series "A" Preferred Stock. Treasury shares may not vote.

        The presence at the Annual Meeting in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Each outstanding share of Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

        If there are insufficient shares of Stock present to constitute a quorum or insufficient affirmative votes to approve any matter presented for approval, the Annual Meeting may be postponed or adjourned one or more times to permit for solicitation of proxies. For each matter presented for approval, each stockholder is entitled to one vote for each share of Stock held. Directors are elected by plurality vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute or by the bylaws of the Corporation.

        Shares of Stock represented by properly executed and returned Proxies, unless revoked, will be voted at the Annual Meeting in accordance with the instructions thereon. If a properly executed and returned Proxy contains no instructions, it will be voted: (i) for the election to the Board of the persons specified on the Proxy; (ii) for an Amendment of the Certificate of Incorporation to increase the Corporation's authorized common and preferred capital by increasing the number of authorized common and preferred shares;
(iii) for approval of the selection of Novogradac & Company LLP as the independent auditors for the Corporation for 2003, and (iv) in the discretion of the proxy holders as to any other matter that properly may come before the Annual Meeting. The Corporation's directors do not know of any matter that will be presented for consideration at the Annual Meeting other than the proposals described in this Proxy Statement.

Revocability of Proxies

        Any shareholder giving a Proxy pursuant to this solicitation has the power to revoke that Proxy at any time before the shares to which it relates are voted either (i) by filing with the Corporation, at its principal executive offices, written notice of revocation or a duly executed Proxy bearing a later date, or (ii) by attending the Annual Meeting, withdrawing the Proxy, and voting in person.

                         GENERAL CORPORATION INFORMATION
Management

        The Board, which currently consists of the six individuals listed below, directs the management of the Corporation's business and affairs. Directors Blomberg, Looper and Brooks are Independent Directors (i.e., are not officers, full-time employees or members of the immediate family of officers or full-time employees).

        The Corporation's current directors (the "Directors") and executive officers and their respective positions are as follows:

              Name                             Position
              ----                             --------
Directors:
        Thomas B. Swartz.......Class I Director, Chairman of the Board and
                               Chief Executive Officer
        Harvey Blomberg........Class I Director
        Stanley C. Brooks......Class II Director
        Dennis R. Konczal......Class II Director, President and Chief
                               Operating Officer
        Richard J. Wrensen.....Class III Director, Executive Vice-President and
                               Chief Financial Officer
        Donald R. Looper.......Class III Director

             Name                              Position
             ----                              --------
Officers:
       Thomas B Swartz.........Chairman of the Board and Chief Executive Officer
       Dennis R. Konczal.......President and Chief Operating Officer
       Richard J. Wrensen......Executive Vice-President and Chief Financial
                               Officer
       William W. Aubrey II....Senior Vice President of Manager
       Jennifer S. Austin......Corporate Secretary

Board Committees

        As is discussed below, the Board has two standing committees: an Audit Committee and an Executive Committee. It has no nominating or compensation committee.

        Executive Committee. The Executive Committee is empowered to exercise any of the Board's powers over the Corporation's business affairs (including the declaration of dividends) except those powers specifically reserved to the full Board, its Audit Committee or to the shareholders. The Executive Committee consists of Messrs. Blomberg, Konczal, Swartz and Wrensen.

        Audit Committee. The Board has adopted a written charter for its Audit Committee, a copy of which is attached as Appendix "A".

        The Audit Committee makes recommendations concerning the annual appointment of the Corporation's public accountants and reviews the arrangements for and the scope of the audit conducted by those accountants. This committee
(i) reviews the Corporation's accounting functions and operations, (ii) considers the adequacy and effectiveness of the system of accounting controls, including any proposed corrective actions, (iii) reviews and monitors the Corporation's policies regarding business ethics and conflicts of interest, and
(iv) discusses with management and the independent accountants the Corporation's draft annual financial statements and key accounting and reporting matters. The members of the Audit Committee are independent (as independence is defined in Section 121(A) of the American Stock Exchange listing standards).

        The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the Corporations' auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosure and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants its independence. Based on the foregoing reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB.

        The Audit Committee consists of Messrs. Blomberg (Chairman), Brooks and Looper, all of whom are independent directors within the meaning of ss. 121(a) of the listing standards of the American Stock Exchange.

Board and Committee Meetings

        During 2002, the Board held four directors' meetings and acted by unanimous written consent four times; the Executive Committee held no meetings and acted by unanimous written consent one time; and the Audit Committee held four meetings. Each Director attended all of the 2002 Board meetings (either in person or by telephonic conference calls).

Executive Officers

        The business experience of each of the Corporation's executive officers is set forth below.

        Thomas B. Swartz, age 71, has served as Chairman and Chief Executive Officer of the Corporation since its formation in 1995 and of the Corporation's predecessors since their formation in 1991 and 1994. As a Class I Director, his term expires in 2003 and he is nominated for reelection at the 2003 Annual Meeting. Mr. Swartz has also served as Chairman and Chief Executive Officer of Capital Alliance Advisors, Inc., the Corporation's Manager, since its formation in 1989 and of Sierra Capital Companies which he founded in 1980 and which sponsored and advised six publicly-held equity real estate investment trusts. From 1989 to 1990, he served as President of the National Association of Real Estate Investment Trusts and as a Member of its Board of Governors from 1983 to 1993. Prior to founding Sierra Capital Companies, Inc., Mr. Swartz was a partner in the San Francisco law firm of Bronson, Bronson & McKinnon from 1960 to 1980. He graduated from Yale University in 1954, and from Boalt School of Law of the University of California in 1959. He was an officer in the U.S. Navy from 1954 to 1959.

        Dennis R. Konczal, age 52, has served as President and Chief Operating Officer of the Corporation since its formation in 1995 and of the Corporation's predecessors since their formation in 1991 and 1994. As a Class II Director, his term expires in 2004. Mr. Konczal has also served as President and Chief Operating Officer of Capital Alliance Advisors, Inc., the Corporation's Manager, since 1989, and of the Sierra Capital Companies since 1984. Prior to joining Sierra Capital Companies, Mr. Konczal was President and Chief Operating Officer of Granada Management Corporation and related companies, an agribusiness concern, from 1981 to 1984. He is a Licensed Principal of the NASD and graduated in 1972 with a B.S. degree in Agricultural Economics from Michigan State University.

        Richard J. Wrensen, age 47, has served as Executive Vice-President and Chief Financial Officer of the Corporation and of its Manager, Capital Alliance Advisors, Inc., since December 1997. As a Class III Director, his term expires in 2005. He has served in a similar capacity with Sierra Capital Companies and its affiliates. Prior to joining the Manager and the Corporation, Mr. Wrensen was Senior Vice-President of Finance and Chief Financial Officer with SNK Realty Group, a Japanese merchant builder, during 1997 and from 1987 to 1997 was Vice-President-Finance of Mattison and Shidler, a national real estate investment firm. From 1979 through 1987, Mr. Wrensen held financial positions with several real estate management and development firms. After an accountancy position with Coopers & Lybrand from 1978 to 1979, Mr. Wrensen became a Certified Public Accountant in 1979. He graduated in 1985 from Hass School of Business Administration of the University of California, Berkeley with a Masters of Business Administration and received his B.S. Accounting degree from the University of Florida in 1978.

        William W. Aubrey II, age 43, has served as Senior Vice-President of Capital Alliance Advisors, Inc., the Corporation's Manager, from 1998 to date. Mr. Aubrey has also served as Executive Vice-President of an affiliate of Sierra Capital Companies since 1995. From 1990 to 1995, Mr. Aubrey held the positions of Senior Vice-President; Vice-President and Regional Supervisor at Citizens Thrift and Loan Association (responsible for overall supervision of regional production and operations; specialized in non-conforming, sub-prime residential secured loans); from 1988 to 1990, Branch Manager, First Fidelity Thrift and Loan (negotiated and underwrote real estate secured construction and equity loans); Vice President, and from 1984 to 1988, Topa Thrift and Loan Association (established loan brokerage and mortgage banking relationships). He received his B.S, Finance, La Roche College, Pittsburg, PA in 1983.

        Jennifer S. Austin, age 40, has served as the Secretary of the Corporation since March 2003 and as the Corporate Secretary, Office Manager, and Executive Assistant of Capital Alliance Advisors, Inc. 2002 to date; Executive Assistant, Assistant Operations Manager, Oceanic Society Expeditions (2001-2002, 1993-1998), Retail Operations Manager, America True, America's Cup Challenge 2000 (1998-2000); Employee Benefits Coordinator, Westin Hotel, San Francisco Airport (1987-1993); Area Manager, Great America Theme Park (1980-1986); BS, Travel/Tourism Management, San Jose State University, San Jose, CA (1987).

Stock Holdings of Principal Stockholders, Directors and Management

        The following table sets forth certain information regarding beneficial ownership of the Corporation's Common and Preferred Stock as of March 15, 2003 by (1) each person that beneficially owns more than five percent of the Corporation's Common and Preferred Stock, (2) each Director, (3) the Corporation's executive officers, and (4) all Directors and executive officers as a group.

        Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to the knowledge of the Corporation, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                              Number of shares          Percentage of shares
                                                 of Stock                    of Stock
                                            Beneficially Owned          Beneficially Owned
                                            ------------------          ------------------

Name of Beneficial Owner                   Common      Preferred       Common      Preferred
------------------------                   ------      ---------       ------      ---------

Thomas B. Swartz (1)(4)..................        0        1,335            *            *
Dennis R. Konczal (2)(4).................   18,332          984           4.3%          *
Richard J. Wrensen (3)(4)................   55,170        1,555          13.0%          *
William W. Aubrey II (5).................    2,500            0           *             0
Stanley C. Brooks (6)....................        0            0           0             0
Harvey Blomberg (7)......................        0            0           0             0
Donald R.  Looper........................        0            0           0             0
Jennifer S. Austin.......................        0            0           0             0
All directors and executive officers
  as a group (7 persons) (8).............  101,620        7,535          24.1%         3.6%
Thomas Morford (9).......................        0       16,344            0           7.7%

* Represents less than 1% of outstanding shares.

----------

(1) Mr. Swartz has unexercised options to purchase 55,687 shares of Common Stock. Mr. Swartz's wife owns 633 shares of Series "A" Preferred Stock, in which Mr. Swartz claims no beneficial interest.

(2)     Mr. Konczal has unexercised options to purchase 38,124 shares of Common
        Stock.

(3)     Mr. Wrensen has unexercised options to purchase 29,827 shares of Common
        Stock.

        Mr. Wrensen's wife owns 20,400 shares of Common Stock and 2,709 Series "A" Preferred shares as of March 15, 2003, in which Mr. Wrensen claims no beneficial interest. Such holdings represent 4.7% of the outstanding Common shares and 1.3% of the outstanding Preferred shares.

(4) Capital Alliance Advisors, Inc., the Corporation's Manager, owns beneficially 25,618 shares of Common Stock and 3,661 shares of Series "A" Preferred shares as of March 31, 2003, representing 6.0% of the outstanding Common shares and 1.7% of the outstanding Series "A" Preferred shares. Messrs. Swartz, Konczal and Wrensen are officers and directors of the Manager and collectively own all of the outstanding Common shares of the Manager. The Manager has unexercised options to purchase 9,189 shares of Common Stock.

(5)     Mr. Aubrey has unexercised options to purchase 9,050 shares of Common
        Stock.

(6)     Mr. Brooks has unexercised options to purchase 12,375 shares of Common
        Stock.

(7) Mr. Blomberg has unexercised options to purchase 12,375 shares of Common Stock.

(8) This total includes the Common and Preferred shares owned by Capital Alliance Advisors.

(9)     Mr. Morford is a private investor.

Compensation of Directors

        Each Independent Director receives an annual fee of $10,000, a $500 fee for each board and committee meeting attended in person, and $300 for each board and committee meeting held telephonically together with reimbursement of expenses incurred in attending those meetings. In 2002 Messrs. Brooks, Blomberg and Looper each received $10,000 as a Director's fee. During 2002, total committee and meeting fees for Mr. Brooks, Mr. Blomberg and Mr. Looper were $3,300, $3,800 and $3,300, respectively. Messrs. Blomberg and Brooks are participants in CAIT's Incentive Stock Option Plan of 1998 and each of them holds options to purchase 12,375 shares of Common Stock underlying the options. Independent Directors receive reasonable reimbursement of expenses incurred in attending board or committee meetings. Directors who are affiliates of the Manager do not receive board or committee meeting fees but do receive reasonable reimbursement of expenses incurred in attending those meetings.

Executive Compensation

        The Corporation has no employees. All officers of the Corporation are employees of Capital Alliance Advisors, Inc., the Corporation's Manager, and receive no executive compensation directly from the Corporation.

Certain Relationships and Related Transactions

Arrangements and Transactions with Capital Alliance Advisors, Inc. ("CAAI").
----------------------------------------------------------------------------

        CAAI is the Manager of the Corporation and provides (a) management and advisory services to the Corporation in accordance with the Management Agreement and (b) mortgage origination and loan servicing services to the Corporation in accordance with the Mortgage Origination and Servicing Agreement. As previously described, the Corporation will utilize the mortgage banking experience, management expertise and resources of CAAI in conducting its Mortgage Investment and its Mortgage Conduit Businesses. In addition, three of the Directors and all of the officers of the Corporation also serve as Directors and/or officers of

CAAI. The amounts paid by the Corporation to CAAI under the management and the mortgage origination and servicing agreements for the year ended December 31, 2002 were $288,119 and $488,307, respectively.

        CAAI owns all of the voting Common Stock and a 1% economic interest in Capital Alliance Funding Corporation ("CAFC"), the Corporation's Mortgage Conduit Subsidiary. The Corporation owns all of the non-voting Preferred Stock representing 99% of the economic interest in CAFC. CAAI has the power to elect all of the directors of CAFC and the ability to control the outcome of all matters for which the consent of the holders of the Common Stock of such subsidiary is required. CAAI and/or the officers and directors of CAFC who may be officers and directors of the Corporation, are separately compensated for their management services to the subsidiary and provide origination, financing and administrative services to the subsidiary through separate management and mortgage loan origination and servicing agreements and by an allocation of the cost of such services. The amount paid to CAAI by CAFC for mortgage loan administrative services under such agreements for the year ended December 31, 2002 was $44,474.

        The Trustees, the Manager and their affiliates have fiduciary duties and obligations which will require them to resolve any conflicts of interest by exercising the utmost good faith and integrity. Additionally, the Bylaws provide that the Manager must upon request by the Directors disclose any investments which are within the purview of the Corporation's investment policies.

        Messrs. Swartz, Konczal and Wrensen, officers and directors of CAAI are also officers and directors of the Corporation. The officers and directors of CAAI are also involved in other businesses which may generate profits or other compensation. The Corporation will not share in such compensation. It is the intention of the Corporation and CAAI that any agreements and transactions, taken as a whole, between the Corporation, on the one hand, and CAAI or its affiliates, on the other hand, are fair to both parties. However, there can be no assurance that each of such agreements or transactions will be on terms at least as favorable to the Corporation as could have been obtained from unaffiliated third parties.

Sale and Purchase of Loans.
---------------------------

        To provide a source of mortgage loans for the Corporation' Mortgage Investment Business, CAFC, the Mortgage Conduit Subsidiary, offers to the Corporation for purchase all non-conforming mortgage loans meeting the Corporation's investment criteria and policies. Commitments to acquire loans will obligate the Corporation to purchase such loans from CAFC upon the closing and funding of the loans, pursuant to the terms and conditions specified in the commitment. The Corporation accounts for the purchase of loans from CAFC on a fair market value basis. When the Corporation computes the equity and earnings or loss of CAFC, it will eliminate any inter-company profit.

Warehouse Financing Facilities.
-------------------------------

                  The Corporation may, from time to time, provide secured warehouse financing facilities to CAFC, its non-qualified subsidiary. At December 31, 2002 it had $3,382,940 outstanding to CAFC (in which the Corporation has a 99% economic interest) and had nothing outstanding to Calliance Realty Fund, LLC (which is also managed by the Manager of the Corporation), both affiliated mortgage banking companies.

Total Return Performance Graph - Inception of Trading on October 1, 1998 to
---------------------------------------------------------------------------
December 31, 2002.*
-------------------

        On October 1, 1998, trading in shares of the Corporation's Common Stock began on the American Stock Exchange. The following graph and table compare the cumulative total shareholder returns on the Common Stock for the period from October 1, 1998 to December 31, 2002, with the cumulative total stockholder return for the same period under the Dow Jones Industrial Index, Standard & Poor's 500 Stock Index, NASDAQ (Total U.S.), and the NAREIT Mortgage Index maintained by the National Association of Real Estate Investment Trusts, Inc.


                       CAPITAL ALLIANCE INCOME TRUST LTD.


                                (GRAPH OMITTED)


                                                                        Period Ending
                                           --------------------------------------------------------------------------
Index                                         10/01/98    12/31/98     12/31/99    12/31/00    12/31/01     12/31/02
---------------------------------------------------------------------------------------------------------------------
Capital Alliance Income Trust Ltd.              100.00       72.56        38.41       49.37       83.66       116.97
S&P 500                                         100.00      125.03       151.34      137.56      121.22        94.30
Dow Jones Industrial Average                    100.00      120.29       150.63      141.34      131.30       109.29
SNL Home Equity Lenders Index                   100.00       71.67        36.17        8.84        9.75        10.45
NAREIT Mortgage Index                           100.00       45.84        30.61       35.50       62.95        82.52

Source:   SNL Financial  LLC, (C) 2003.

----------

*Total return values for the Common Stock for those indices represent cumulative total returns assuming (i) the investment of $100 in the Corporation's Common Stock and in the securities covered by those indices on the commencement date of the graph and (ii) the reinvestment of dividends. Corporation dividends paid in January 2003 for the fourth quarter of 2002 are not included in the calculations. The stockholder returns on the Corporation's Common Stock shown in the above graph and table are not necessarily indicative of future performance.

Total Return Performance Graph - September 30, 2001 to December 31, 2002.*
--------------------------------------------------------------------------

        The following graph and table compare the cumulative total shareholder returns on the Common Stock for the five-quarter period from, September 30, 2001 to December 31, 2002, with the cumulative total stockholder return for the same period under the Dow Jones Industrial Index, Standard & Poor's 500 Stock Index, NASDAQ (Total U.S.), and the NAREIT Mortgage Index maintained by the National Association of Real Estate Investment Trusts, Inc.


                       CAPITAL ALLIANCE INCOME TRUST LTD.


                                (GRAPH OMITTED)


                                                                        Period Ending
                                           --------------------------------------------------------------------------
Index                                         09/30/01    12/31/01     03/31/02    06/30/02    09/30/02     12/31/02
---------------------------------------------------------------------------------------------------------------------
Capital Alliance Income Trust Ltd.              100.00      113.22       120.00      173.52      166.53       158.31
S&P 500                                         100.00      110.69       111.00       96.11       79.47        86.11
Dow Jones Industrial Average                    100.00      113.27       117.59      104.47       85.81        94.28
SNL Home Equity Lenders Index                   100.00      140.28       142.91      185.34      152.20       150.41
NAREIT Mortgage Index                           100.00      113.74       119.32      147.33      135.28       149.09

Source:   SNL Financial  LLC, (C) 2003.

----------

*Total return values for the Common Stock for those indices represent cumulative total returns assuming (i) the investment of $100 in the Corporation's Common Stock and in the securities covered by those indices on the commencement date of the graph and (ii) the reinvestment of dividends. Corporation dividends paid in January 2003 for the fourth quarter of 2002 are not included in the calculations. The stockholder returns on the Corporation's Common Stock shown in the above graph and table are not necessarily indicative of future performance.

                                  PROPOSAL ONE
                                  ------------
                              ELECTION OF DIRECTORS

General

         The Bylaws of the Corporation provide for a variable Board of Directors with a range between three and seven members. The Board of Directors currently consists of six members. The Directors are divided into three classes. Each class of Directors consists of two Directors, with each class serving for a staggered three-year term. The Class I Directors are Messrs. Swartz and Blomberg (whose terms expire in 2003) and who are nominated for reelection at this Annual Meeting for a three-year term. The Class II Directors are Messrs. Brooks and Konczal (whose terms expire in 2004). The Class III Directors are Messrs. Wrensen and Looper (whose terms expire in 2005). Each director is elected to serve until the next annual meeting of shareholders at which his Class stands for reelection and until their successors are elected and qualified (typically a 3 year term). Each of the nominees for Class I, if elected, will serve for a term expiring at the 2006 annual meeting of stockholders and until their successors are elected and qualified. The Board currently has three Independent Directors, Messrs. Brooks, Blomberg and Looper. The Board has nominated the individuals named below to serve as Class I members of the Board. Messrs. Konczal, Swartz and Wrensen do not qualify as Unaffiliated Directors.

         The Corporation's Bylaws provide a procedure for shareholder nomination of persons for election to the Board of Directors. Please see "Stockholder Proposals and Nominations".

         Thomas B. Swartz and Harvey Blomberg, the nominees listed below, currently are Class I Directors whose present terms expire at the Annual Meeting. The nominees have agreed to serve if elected, and management has no reason to believe that the nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote Proxies received by them in favor of the election of the nominee named below. However, if the nominee becomes unavailable for election for any reason, the shares represented by those Proxies will be voted for any substitute nominee designated by the Directors. Assuming that a quorum is present, a plurality of all the votes cast at the Annual Meeting will be sufficient to elect a nominee as a Director. For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

         The following presents information concerning the person nominated for election as the Class III Directors of the Corporation and for those directors whose terms will continue after the meeting:

Nominees for Election as Class I Directors for Term Expiring in 2006

        Thomas B. Swartz. Biographical information for Mr. Swartz is set forth in the section of this Proxy Statement entitled "General Corporation
Information: Executive Officers."

         Harvey Blomberg, age 62; Class I Director since 1996; current term expires 2003; Founder and principal, MRHB Real Estate (real estate management company) (1988 to date); Regional Director, Connecticut Small Business Development Center (1996 to date); Partner and Chief Financial Officer, Bay Purveyors, Inc. (1976 to 1995); General Manager, Deerfield Communications

(1987 to 1990); Consultant to numerous companies (financial restructuring, refinancing and marketing) (1989 to date). Renessler Polytechnic Institute, M.S. Management, 1995; Hofstra University, M.B.A., 1985; B.S. Engineering, 1966.

Directors Continuing In Office

         Stanley C. Brooks, age 53; Class II Director since 1996; current term expires 2004; President and Chairman, Brookstreet Securities Corporation (1990 to date); Executive Vice-President, Toluca Pacific Securities Corporation (1987 to 1989); Senior Vice-President First Affiliated Securities (1983 to 1986); Senior Vice-President, Private Ledger Financial Services (1976 to 1983); Member, National Futures Association (1991 to date); Member, Securities Industry Association (1995 to date); Member, Regional Investment Bankers Association (1990 to date); Licensed Principal, NASD (1970 to date); California State Polytechnic Institute, B.S. Business Administration, 1970. Mr. Brooks was elected to the Board of Directors pursuant to the Underwriting Agreement between the Corporation and Brookstreet Securities Corporation as the Managing Broker-Dealer of the Corporation's public offering of its Common Stock.

        Dennis R. Konczal. Biographical information for Mr. Konczal is set forth in the section of this Proxy Statement entitled "General Corporation
Information: Executive Officers."

        Richard J. Wrensen. Biographical information for Mr. Wrensen is set forth in the section of this Proxy Statement entitled "General Corporation
Information: Executive Officers."

        Donald R. Looper, age 50; Class III Director since March 2001; current term expires 2005; Senior Partner of the Houston-based law firm of Looper, Reed, & McGraw (1985 to date); Mr. Looper's legal practice has involved the representation of both public and privately-owned corporations and the complex structuring of substantial financings involving mortgage financings of real estate and international business transactions. University of Texas, B.A. degree, 1974; Master of Professional Accounting (specialization in Tax Accounting), 1976; J.D. degree in Law, University of Houston, 1979. Admitted to practice law in Colorado (1979) and Texas (1981).

                                  PROPOSAL TWO
                                  ------------
        AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED
                          COMMON AND PREFERRED CAPITAL

         The Board of Directors, in order to facilitate its strategy for the growth of the Corporation's capital base and a further increase in shareholder value, proposes that the Corporation's Certificate of Incorporation be amended to increase the Corporation's authorized capital from 2,130,000 shares to 3,600,000 shares (consisting of 2,000,000 Common shares and 1,600,000 Preferred shares). Section 4.1 of the Corporation's Certificate of Incorporation would be amended as follows:

         "4.1 Capitalization. This Corporation is authorized to issue 3,600,000 shares and shall have two classes of shares designated respectively "Common Stock" and "Preferred Stock," and referred to either as Common Stock or Common shares and Preferred Stock or Preferred shares, respectively. The number of shares of Common Stock is 2,000,000, with a par value of $.01 per Share, and the number of shares of Preferred Stock is 1,600,000, with a par value of $.01 per Share. Preferred shares may be issued from time to time in one or more series. The first series of Preferred Stock shall (a) be designated as "Series A Preferred"; (b) consist of 230,000 shares with a par value of $.01 per Share; (c) be entitled to dividends as provided in Section 4.3(a); (d) be entitled to receive, on liquidation, dissolution, or winding up of the Corporation, the amount, and subject to the conditions, provided in

         Section 4.3(b); and (e) be entitled to all other rights, preferences and privileges, and be subject to all such restrictions, as are in this
         Article IV granted to, or imposed upon, the shares of Series A Preferred Stock. Except as to Series A Preferred Stock, the Board of Directors is hereby authorized, except as to matters fixed as to Preferred shares in this Article IV: (a) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series and, within the limitations or restrictions stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series; (b) to increase or decrease (but not below the number of shares of any such series then outstanding), the number of shares of any such series after the issue of shares of that series; and (c) to determine the designation of any series and to fix the number of shares of any series."

         While the Board has previously sought and received shareholder authorization to both increase (in 1997) and decrease (2001) the Corporation's authorized capital (in order to reduce franchise taxes payable to the State of Delaware), it has now determined that the Corporation must increase its capital base in order to grow and achieve an increase in shareholder value. It has determined that there is a lack of necessary liquidity in the Corporation's outstanding Common shares as a result of the small number of Common shares available in the public markets, the resulting low volume in the trading of those shares, and their trading below their book value. Although debt is a financing option, the Board is of the opinion that more permanent equity capital and more cash flow are necessary to make additional debt available to the Corporation.

         Accordingly, your Board of Directors has retained an investment banker to advise it regarding several alternative initiatives, including (1) a public offering of a new series of junior Preferred Stock, (2) the conversion, at the shareholder's option, of existing and new Preferred shares to Common Stock, and
(3) the leveraging of such additional permanent capital. Such initiatives, your Board of Directors believes, would enable the Corporation to better take advantage of the current interest market, improve the cash flow of the Corporation and achieve the market visibility and liquidity required to enhance the shareholder value of the Corporation's shareholders.

         Further authorization for the issuance of additional Common or Preferred shares will not be solicited prior to issuance of any new series of Preferred Stock. The pricing and the establishment of the rights, preferences, dividend rates and other characteristics of any new Preferred or Common shares cannot be stated at this time, but will be determined by the Board of Directors in connection with the public or other offering of Preferred or Common shares authorized pursuant to this proposal. The increased authorization of Common shares is primarily to make a sufficient number of Common shares available for the conversion of Preferred shares that are convertible into Common shares. The rights, preferences, dividend rates and other characteristics of any new series of Preferred Stock may be established by a resolution of the Board of Directors and the filing of a Certificate of Designations with the Delaware Secretary of State. The financial statements of the Corporation included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002 are incorporated herein by reference.

         After careful consideration, your Board of Directors has unanimously approved the foregoing amendment described in these materials, and has concluded that it is in the best interests of the Corporation and its shareholders. The Board of Directors reserves the right to cancel at any time the proposed amendment of the Certificate of Incorporation of the Corporation and/or any planned public offering of a new series of Preferred stock. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

                                 PROPOSAL THREE
                                 --------------
             APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

         Novogradac & Company LLP has provided independent public accounting services to the Corporation since its inception in 1996 and to its predecessors since 1992. The Board has recommended to the shareholders that they approve the selection of Novogradac & Company LLP to examine the Corporation's financial statements for the year ending December 31, 2003. If the shareholders do not approve the selection of Novogradac & Company LLP as the Corporation's independent public accountant, or if circumstances arise that make the continuation of Novogradac & Company LLP as the Corporation's independent public accountant impossible or inappropriate for the year ending December 31, 2002, that selection will be reconsidered by the Audit Committee and the Board. A representative of Novogradac & Company LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he/she so desires. As required by the Sarbanes-Oxley Act of 2002, Novogradac & Company LLP has appointed new primary and review partners for the Corporation's audit.

         Assuming that a quorum is present, the affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for approval of the selection of Novogradac & Company LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2003. The Audit Committee has considered whether the services included under All Other Fees is compatible with maintaining the principal accountant's independence. Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Corporation's annual financial statements for 2002 and for reviews of financial statements included in the Corporation's Form 10-Q for that fiscal year totaled $37,000. All Other Fees. The aggregate fees billed by Novogradac & Company LLP for 2002 for services other than audit services were $4,900. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS TWO AND THREE AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.


                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         The Bylaws of the Corporation provide a procedure for shareholder proposals and shareholder nominations of persons for election to the Board of Directors. That Procedure provides that any shareholder intending to present a proposal or nomination for election of one or more Directors at the Annual Meeting must deliver a written notice to the Corporation's Secretary at the Corporation's principal executive offices by personal delivery, registered mail, or telegraphic or facsimile transmission and be actually received by the Secretary of the Corporation on a date in the current year which corresponds to a date at least one-hundred twenty (120) days before the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of shareholders.

         Any such notice of a stockholder proposal from a shareholder to the Corporation's Secretary must set forth as to each matter such shareholder proposes to bring before the meeting (i) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and the business and residence address of the shareholder proposing such business, (iii) the class and number of shares of stock of the Corporation which are owned by such shareholder, (iv) any material interest of such shareholder in such business; and (v) any other information that is required to be provided by such shareholder pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. If the shareholder's notice to the Corporation's Secretary proposes to nominate one or more individuals for election or reelection as Director, that notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the Person or Persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the Person or Persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other Person or Persons (naming such Person or Persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities Exchange Act of 1934, as amended, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (d) the consent of each nominee to serve as a Director if so elected.

         If the shareholder's notice to the Secretary proposes to bring other business before the meeting, that notice must include a brief description of (i) that business, (ii) the reasons for conducting that business at the meeting, and
(iii) any material interest in that business held by that shareholder (and by the beneficial owner, if any, on whose behalf the proposal is made). If a shareholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall (i) determine and declare at the Annual Meeting that the proposed business or nomination was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and (ii) direct that the business not be transacted or that the defective nomination be disregarded.

                                  MISCELLANEOUS

         The proxy statement and the accompanying Proxy are being solicited by the order of the Directors, and all costs related to this solicitation will be borne by the Corporation. Proxies may be solicited by mail, telephone, or telegram or in person. The Manager of the Corporation will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Corporation will reimburse those persons for their reasonable expenses in so forwarding these materials. Directors and officers and regular employees of the Corporation's Manager may, without additional compensation, solicit Proxies by telephone or telegram or in person.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

        Section 16(a) of the Securities Act of 1934 requires the Corporation's Directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's securities to file with the Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Corporation. Officers, Directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the best of the Corporation's knowledge, all Section 16(a) filing requirements applicable to its Officers and Directors have been satisfied by such persons for the fiscal year which ended December 31, 2002 and the period ending March 31, 2002.

                             AUDIT COMMITTEE REPORT
Composition

         The Audit Committee of the Board of Directors was elected in its current composition on March 21, 2002 and is composed of three independent directors, as required by American Stock Exchange ("AMEX") rules. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix "A". The members of the Audit Committee are Harvey Blomberg (Chairman), Stanley C. Brooks and Donald R. Looper.

Responsibilities

         The responsibilities of the Audit Committee include assisting the Board of Directors in selecting an accounting firm to be engaged as the Corporation's independent accountants. Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to assist the Board in overseeing these processes and the Corporation's internal audit activities. The charter of the Audit Committee will be revised during 2003 to incorporate matters which are being proposed by the American Stock Exchange for inclusion in the Corporation's Listing Agreement as a result of new rules of the Securities Exchange Commission and provisions of the Sarbanes-Oxley Act of 2002.

Review with Management and Independent Accountants

         The Audit Committee is required to meet and hold discussions with management and the independent accountants and has done so on at least two occasions. The Audit Committee has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required by SAS61. The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Messrs. Harvey Blomberg (Chairman), Stanley C. Brooks and Donald L. Looper comprise the Trust's Audit Committee.

Management has represented to the Audit Committee that the Corporation's financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Summary

         Based upon the representations of management, and the report by the independent accountants to management, the audited financial statements were approved by the Audit Committee for inclusion in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

        This report is submitted by the Audit Committee: Harvey Blomberg (Chairman), Stanley C. Brooks, and Donald R. Looper.

                    INCORPORATION OF INFORMATION BY REFERENCE

        The information contained under (a) Financial Statements and (b) Supplementary Financial Information, (c) Management's Discussion and Analysis or Plan of Operation, (d) Changes in and Disagreements with Accountants on Accounting and Financial Disclosure, and (e) Quantitative and Qualitative Disclosure of Market Risk contained in the Corporation's Annual Report Form

10-KSB (a copy of which is contained in the Annual Report accompanying this Proxy Statement) are incorporated herein by reference.

                                 OTHER BUSINESS

        At this date, management knows of no other matters proposed to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting for shareholder action, the named proxies will vote the shares represented by the Proxies in accordance with their best judgment.


BY ORDER OF THE DIRECTORS,

Jennifer S. Austin, Corporate Secretary
San Francisco, California
May 19, 2003

                                  APPENDIX "A"
                             AUDIT COMMITTEE CHARTER

The Audit Committee ("Committee") of the Board of Directors ("the Board") of Capital Alliance Income Trust Ltd. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

Composition: The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the American Stock Exchange (AMEX). The members of the Committee will be elected annually at the organizational meeting of the full Board held following the Annual Meeting of shareholders and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

Responsibility: The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to
(i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

Authority: Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

Meetings: The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with he Chief Financial Officer and independent accountants at least once each year and at other times when considered appropriate.

Attendance: Committee members will strive to be present at all meetings. All Committee meetings and meetings with external professionals retained by the Committee shall be noticed to and shall include one or more of the senior management (CEO, COO and CFO) of the Company. As necessary or desirable, the Committee Chair may request that other members of management and representatives of the independent accountants be present at Committee meetings.

Specific Duties: In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable AMEX Audit Committee Requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the accountants their letter as to the adequacy of such controls.

3. Review with the Company's management and independent accountant's significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management and the independent accountants the following: o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

o Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

o Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended

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
by SAS 90, and that they concur with management's representation concerning audit adjustments. If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

8. After preparation by management and review by independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to the unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to audit Committee related rules of the AMEX, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

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
                       Capital Alliance Income Trust Ltd.
--------------------------------------------------------------------------------
    50 California Street, Suite 2020 o San Francisco, California 94111 o Tel:
                        415/288-9575 o Fax: 415/288-9590

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                       CAPITAL ALLIANCE INCOME TRUST LTD.

                            PROXY FOR ANNUAL MEETING
                                  JUNE 27, 2003

The undersigned, as record owner of the securities of Capital Alliance Income Trust Ltd., A Real Estate Investment Trust, a Delaware corporation ("Corporation"), described below, hereby revokes any previous proxies and appoints Dennis R. Konczal and Richard J. Wrensen, with power of substitution and revocation and for and in the name of the undersigned, to vote and otherwise represent all of the shares of the undersigned at the meeting and any adjournment thereof, with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted in the following manner:

1.    PROPOSAL ONE: ELECTION OF DIRECTORS
      For the election of the following persons as Directors of the Corporation to serve until the third annual meeting of shareholders following his election and until his respective successor shall be elected and qualify:

        ( )FOR   Thomas B. Swartz              ( )FOR   Harvey Blomberg

(Instructions to shareholder: If authority to vote for director is being withheld, strike-out the above clause (1) in its entirety and write "Authority Withheld" in the margin. If authority to vote for any one director is being withheld, strike-out the name of the director as to which authority is withheld.)

2. PROPOSAL TWO: AMENDMENT OF CERTIFICATE OF INCORPORATION (INCREASE IN AUTHORIZED CAPITAL AND CREATION OF A NEW SERIES OF PREFERRED STOCK)

      ( ) FOR    ( ) AGAINST    ( )ABSTAIN - approval of an Amendment of the
      Certificate of Incorporation to increase the Trust's authorized common and preferred capital by increasing the number of authorized common and preferred shares.

3.    PROPOSAL FOUR: ELECTION OF AUDITORS

      ( ) FOR    ( ) AGAINST    ( )ABSTAIN - approval of recommendation of the
      Board of Directors that Novogradac & Company LLP be appointed as independent auditors of the Corporation for the year ended December 31, 2003; and

4.    PROPOSAL FIVE: OTHER ACTION

      ( ) FOR    ( ) AGAINST    ( )ABSTAIN - other business that may properly
      come before the Annual Meeting or any postponements or adjournments thereof.

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
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEM 2 AND 3 LISTED ABOVE AND, UNLESS ITEM 4 IS LINED OUT, AS THE PROXY DEEMS ADVISABLE, ON ANY OTHER PROPER BUSINESS IN PROPOSAL 4 THAT MAY COME BEFORE THE MEETING.

Dated:                        2003.
        ---------------------             --------------------------------------
                                          (SIGN EXACTLY AS NAME APPEARS ON YOUR
                                          ACCOUNT STATEMENT.)

                                          No. of Class "A" Preferred Shares:
                                          No. of Common Shares:
                                          Shareholder of Record:


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